   As filed with the Securities and Exchange Commission on February 4, 1998

                                                 Registration No. 333-_________
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                  ----------

                              BAY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                                           76-0046244
 (State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                        Identification No.)

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                             1001 HIGHWAY 146 SOUTH
                             LA PORTE, TEXAS 77571
                                 (281) 471-4400
          (Address of Principal Executive Offices Including Zip Code)

                                  ----------

                 BAY BANCSHARES, INC. 1997 STOCK INCENTIVE PLAN
 BAY BANCSHARES, INC. AMENDED AND RESTATED 1997 KEY EMPLOYEE STOCK OPTION PLAN
                  BAY BANCSHARES, INC. 1993 PHANTOM STOCK PLAN
                            (Full title of the Plan)

                                  ----------

          L. D. WRIGHT                               WITH A COPY TO:
           President                              William T. Luedke IV
    1001 Highway 146 South                     Bracewell & Patterson, L.L.P.
     La Porte, Texas 77571                    711 Louisiana Street, Suite 2900
         (281) 471-4400                           Houston, Texas 77002-2781
  (Name, address and telephone                       (713) 223-2900
   number of agent for service)
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                           CALCULATION OF REGISTRATION FEE

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                                           PROPOSED MAXIMUM    PROPOSED MAXIMUM      AMOUNT OF
TITLE OF SECURITIES TO    AMOUNT TO BE      OFFERING PRICE    AGGREGATE OFFERING    REGISTRATION
BE REGISTERED              REGISTERED        PER SHARE(1)          PRICE(1)             FEE
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Common Stock,           1,216,430 shares        $19.50           $23,720,385          $6,997
$1.00 par value
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(1)  The proposed maximum offering price per share and the proposed maximum aggregate offering price are (a) calculated, pursuant to Rule 457(h)(1), by multiplying the number of shares to be registered by the average of the high and low prices of a share of Common Stock, as reported on The Nasdaq Stock Market, Inc., on January 28, 1998, which was $19.50, and (b)
     provided herein for the sole purpose of determining the registration fee.
(2)  This Registration Statement shall also include any additional shares of Common Stock issuable pursuant to the antidilution provisions of the Plan.

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

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  PLAN INFORMATION.*

Item 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

* The information required by Items 1 and 2 of Part I of Form S-8 is omitted from this Registration Statement in accordance with the Note to Part 1 of Form S-8 and Rule 428 promulgated under the Securities Act of 1933, as amended (the "Securities Act").


                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed by Bay Bancshares, Inc., a Texas corporation (the "Company"), (Commission File No. ____________) with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement as of their respective dates:

    1. The Company's Prospectus, filed pursuant to Rule 424(b) under the Securities Act, as filed with the Commission on November 5, 1997;

    2. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997;

    3. The Company's Current Report on Form 8-K reporting the acquisition of Texas Bank, Baytown, Texas, as filed with the Commission on November 25, 1997;

    4. The Company's Current Report on Form 8-K reporting the financial statements and pro forma financial information of Texas Bank, Baytown, Texas, as filed with the Commission on December 5, 1997;

    5. The Company's Current Report on Form 8-K reporting the acquisitions of Texas National Bank and First Bank of Deer Park, as filed with the Commission on December 5, 1997; and

    6. The description of the common stock, par value $1.00 per share, contained in the Company's Registration Statement on Form 8-A, dated October 31, 1997.

    All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of this Registration Statement and prior to the filing of a post-effective amendment hereto which indicates that all securities offered have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing such documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Registrant's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") and Amended and Restated Bylaws ("Bylaws") require the Registrant to indemnify officers and directors of the Registrant to the fullest extent permitted by Article 2.02-1 of the Texas Business Corporation Act ("TBCA") of the State of Texas. Generally,
Article 2.02-1 of the TBCA permits a corporation to indemnify a person who was, is, or is threatened to be a named defendant or respondent in a proceeding because the person was or is a director or officer if it is determined that such person (i) conducted himself in good faith, (ii) reasonably believed (a) in the case of conduct in his official capacity as a director or officer of the corporation, that his conduct was in the corporation's best interests, or (b) in the case of other situations, that his conduct was at least not opposed to the corporation's best interests, and
(iii) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the TBCA requires a corporation to indemnify a director or officer for any action that such director or officer is wholly successful in defending on the merits.

    The Registrant's Articles of Incorporation provide that a director of the Registrant will not be liable to the corporation for monetary damages for an act or omission in the director's capacity as a director, except to the extent not permitted by law. Texas law does not permit exculpation of liability in the case of (i) a breach of the director's duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith that involves intentional misconduct or a knowing violation of the law,
(iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (iv) an act or omission for which the liability of the director is expressly provided by statute, or (v) an act related to an unlawful stock repurchase or dividend.

    The Registrant may provide liability insurance for each director and officer for certain losses arising from claims or changes made against them while acting in their capabilities as directors or officers of the Registrant, whether or not the Registrant would have the power to indemnify such person against such liability, as permitted by law.

Item 8.  EXHIBITS.

4.1 Amended and Restated Articles of Incorporation of the Company (incorporated by reference from Exhibit 3.1 to the Company's Registration Statement on Form S-1 Registration No. 333-36185).

4.2 Amended and Restated Bylaws of the Company (incorporated by reference from Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration No. 333-36185).

4.3 Bay Bancshares, Inc. 1997 Stock Incentive Plan (incorporated by reference from Exhibit 10.1 to the Company's Registration Statement on Form S-1, Registration No. 333-36185).

4.4 Bay Bancshares, Inc. Amended and Restated 1997 Key Employee Stock Option Plan (incorporated by reference from Exhibit 10.2 to the Company's Registration Statement on Form S-1, Registration No. 333-36185).

4.5 Bay Bancshares, Inc. 1993 Phantom Stock Plan (incorporated by reference from Exhibit 10.6 to the Company's Registration Statement on Form S-1, Registration No. 333-36185).

5* Opinion and Consent of Bracewell & Patterson, L.L.P. as to the validity of the Common Stock registered hereunder.

23.1* Consent of Grant Thornton LLP.

23.2* Consent of Bracewell & Patterson, L.L.P. (included in the opinion filed as Exhibit 5 hereto).

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*  Filed herewith.


Item 9.  UNDERTAKINGS.

    (a)  The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

         provided, however, that the undertakings set forth in paragraphs
         (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
         Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment should be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) That, for the purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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

    (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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                                  SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF LAPORTE, STATE OF TEXAS ON THE 27TH DAY OF JANUARY, 1998.

                                     BAY BANCSHARES, INC.
                                     (Registrant)


                                     By: /s/ L. D. Wright
                                         -------------------------------------
                                         L. D. Wright
                                         President


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT OR AMENDMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED AND ON THE 27TH DAY OF JANUARY, 1998.

         Signature                                   Title
         ---------                                   -----

/s/ L. D. Wright                       Chief Executive Officer, President and
------------------------------         Director
L. D. Wright                           (Principal Executive Officer)


/s/ Kim Love
------------------------------         Controller (Principal Financial Officer
Kim Love                               and Principal Accounting Officer)


/s/ Knox W. Askins
------------------------------         Director
Knox W. Askins


/s/ Emery Farkas
------------------------------         Director
Emery Farkas


/s/ Albert D. Fields
------------------------------         Director
Albert D. Fields


/s/ Eddie V. Gray
------------------------------         Director
Eddie V. Gray

/s/ W. E. Gwaltney, Jr.
------------------------------         Director
W. E. Gwaltney, Jr.


/s/ Doug Latimer
------------------------------         Director
Doug Latimer


/s/ Jay Marks
------------------------------         Director
Jay Marks



------------------------------         Director
L. H. McKey


/s/ Lindsay R. Pfeiffer
------------------------------         Director
Lindsay R. Pfeiffer


/s/ Ken Strum
------------------------------         Director
Ken Strum


/s/ James N. Wallace
------------------------------         Director
James N. Wallace


/s/ Ruede M. Wheeler
------------------------------         Director
    Ruede M. Wheeler, D.D.S.


/s/ Alice W. Worthington
------------------------------         Director
Alice W. Worthington

                               INDEX TO EXHIBITS


4.1 Amended and Restated Articles of Incorporation of the Company (incorporated by reference from Exhibit 3.1 to the Company's Registration Statement on Form S-1 Registration No. 333-36185).

4.2 Amended and Restated Bylaws of the Company (incorporated by reference from Exhibit 3.2 to the Company's Registration Statement on Form S-1, Registration No. 333-36185).

4.3 Bay Bancshares, Inc. 1997 Stock Incentive Plan (incorporated by reference from Exhibit 10.1 to the Company's Registration Statement on Form S-1, Registration No. 333-36185).

4.4 Bay Bancshares, Inc. Amended and Restated 1997 Key Employee Stock Option Plan (incorporated by reference from Exhibit 10.2 to the Company's Registration Statement on Form S-1, Registration
         No. 333-36185).

4.5 Bay Bancshares, Inc. 1993 Phantom Stock Plan (incorporated by reference from Exhibit 10.6 to the Company's Registration Statement on Form S-1, Registration No. 333-36185).

5* Opinion and Consent of Bracewell & Patterson, L.L.P. as to the validity of the Common Stock registered hereunder.

23.1*    Consent of Grant Thornton LLP.

23.2* Consent of Bracewell & Patterson, L.L.P. (included in the opinion filed as Exhibit 5 hereto).

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*  Filed herewith.